Exhibit 99.2

J. Michael Bruff Senior Vice President, Investor Relations investors@varian.com January 23, 2019 First Quarter Fiscal Year 2019

This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing. Forward - Looking Statements Except for historical information, this presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Statements concerning industry or market outlook, including growth drivers ; the company’s future orders, revenues, operating expenses, tax rate, cash flows, earnings growth or other financial results ; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well - positioned,” “will” or similar statements are forward - looking statements that involve risks and uncertainties that could cause the company’s actual results to differ materially from those anticipated . Such risks and uncertainties include our ability to achieve expected synergies from acquisitions ; global economic conditions and changes to trends for cancer treatment regionally ; currency exchange rates and tax rates ; the impact of the Tax Cuts and Jobs Act ; the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third - party reimbursement levels ; new and potential future tariffs or a global trade war ; demand for and delays in delivery of the company’s products ; the company’s ability to develop, commercialize and deploy new products ; the company’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures ; changes in regulatory environments ; the company’s assessment of the goodwill associated with its proton solutions business, risks associated with the company providing financing for the construction and start - up operations of particle therapy centers, challenges associated with commercializing the company’s proton solutions business ; challenges to public tender awards and the loss of such awards or other orders ; the effect of adverse publicity ; the company’s reliance on sole or limited - source suppliers ; the company’s ability to maintain or increase margins ; the impact of competitive products and pricing ; the company’s assessment of the goodwill associated with its proton solutions business ; the potential loss of key distributors or key personnel ; and the other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which by this reference are incorporated herein . The company assumes no obligation to update or revise the forward - looking statements in this presentation because of new information, future events, or otherwise . Reconciliations to GAAP financials can be found in our earnings press releases at www . varian . com/investors and the appendix to this presentation . Varian has not filed its Form 10 - Q for the quarter ended December 28 , 2018 . As a result, all financial results described here should be considered preliminary, and are subject to change to reflect any necessary adjustments, or changes in accounting estimates, that are identified prior to the time the company files the Form 10 - Q . Medical Advice Disclaimer Varian as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual treatment res ult s may vary. 2

VARIAN CONFIDENTIAL/ PROPRIETARY: DISCLOSED SOLELY FOR IMMEDIATE RECIPIENT ONLY 1. First Quarter Results 2. Total Company Performance 3. Segment Performance 4. FY 2019 Guidance 5. Appendix Q1 FY 2019 earnings Agenda

Q1 FY 2019 key financial metrics $M Q1 Y/Y Oncology Orders $716 +16% Revenues $741 +9% Oncology $702 +8% Proton Solutions $39 +32% Non - GAAP Operating Earnings $120 - 5% % of Revenues 16.2% Non - GAAP EPS $1.06 0% GAAP EPS $1.12 +192% Cash Flows from Operations $141 - 21% • Highest Oncology orders growth in over a decade • Continued momentum in revenue growth driven by integrated platform of best - in - class hardware, software, and services • Excluding the impact of tariffs, Non - GAAP operating earnings grew +4% at 17.6% margin  Negative impact of $11M from tariffs and 10 cents to Non - GAAP EPS  Tariff mitigation activities expected to materially phase in during 2H FY19 • Cash Flows from Operations decline driven by timing of certain A/R collection and inventory to support production 4

Long - term growth and value creation strategy Global Leader in Radiation Therapy Radiation oncology OIS Radiosurgery Brachytherapy Radiation oncology treatment planning Proton therapy Radiation therapy Global Leader in Multi - Disciplinary, Integrated Cancer Care Solutions Interventional oncology Surgical oncology Diagnostic imaging Radiation oncology Precision medicine Medical oncology Generate insights Call on all oncologists Aggregate data Disseminated insights Build AI/ML capabilities 5

How we plan to achieve our strategy 6 Strengthen Leadership in Radiation Therapy Extend Global Footprint Expand Addressable Market Growth Priorities High Quality Care Through Innovation Build Software Services & Big Data Expertise Operational Efficiency Optimize Cash Conversion & Capital Structure Strategic Enablers Long - Term Growth and Value Creation Strategy We Are Here Global Leader in Radiation Therapy Global Leader in Multi - Disciplinary, Integrated Cancer Care Solutions Where We Are Headed Radiation oncology OIS Radiosurgery Brachytherapy Radiation oncology treatment planning Proton therapy Radiation therapy Interventional oncology Surgical oncology Diagnostic imaging Radiation oncology Precision medicine Medical oncology Generate insights Call on all oncologists Aggregate data Disseminated insights Build AI/ML capabilities

Executing on long-term growth strategy

Strengthen Leadership
in Radiation Therapy

KEY METRICS

- **Global market leader**
  with >50% share in radiation therapy; growing share in a +9% growth market[1]
- **Grew linac installed base by 322 units**
  Total installed base of 8,198 units
- **+16% Oncology orders growth**
  in the quarter; TTM growth of +11%
- **20 Halcyon orders in Q1**
  202 orders since May 2017 launch; >40% greenfield and >60% incremental
- **R&D up +9%**
  Maintaining commitment to driving high-quality, organic innovation

KEY ACCOMPLISHMENTS

- **Halcyon selected as R&D 100 winner**
  as one of 2018's most exceptional innovations

2018 R&D 100 WINNER

Extend
Global Footprint

KEY METRICS

- **Double-digit orders growth across our three geographies**
  +25% orders growth in APAC; 6th consecutive quarter of double-digit orders growth in EMEA
- **>40% of Halcyon orders in emerging markets** since May 2017 launch;
  ~90% of emerging market orders to date have been for incremental units

KEY ACCOMPLISHMENTS

- **Secured Halcyon approval in China**
  Launched in China in Jan 2019 at China User's Meeting with ~10,000 radiation oncology professionals participating live or via webcast





Expand
Addressable Market

KEY METRICS

- **Unique software customers grew +8%**
  in Q1; bringing us to >5,000 software customers

KEY ACCOMPLISHMENTS

- **Signed two deals with pharmaceutical companies to conduct clinical trials using Noona**
  Building partnerships with life-science companies to engage patients, collect PRO data, and enable clinical studies and real-world evidence generation about the efficacy of cancer treatments varian & noona

(1) Based on company estimates and industry reports and data

7

varian

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Key wins Americas EMEA APAC Medical Specialist Holdings 3 Halcyons, 2 TrueBeams , and 2 VitalBeam systems Baptist Memorial Healthcare Corporation 3 Halcyons, 2 TrueBeams , and 2 VitalBeam systems New York Cancer & Blood 2 Halcyons UPMC 2 Edge systems Bolivia First VitalBeam sold in Bolivia Flushing Radiation Oncology 2 Halcyons and 1 TrueBeam along with Mobius, ARIA, and Eclipse Saudi Arabia 2 TrueBeam systems Slovakia 6 TrueBeam and 3 VitalBeam systems India 8 TrueBeam and 1 Unique systems Italy 4 TrueBeam systems China 4 Edge systems Japan 3 TrueBeam systems Korea 2 HyperArc and 2 Halcyon systems 8 Philippines 8 systems

Varian linac net installed base Installed base growth Varian strengthened its global leadership in radiation therapy • Net installed base grew +4% or 322 units, driving future recurring software and services revenues • All three geographies grew respective installed base in the first quarter Q1 FY18 Q1 FY19 7,876 8,198 +322 9

Total Company Performance

Total company results (GAAP) Key P&L financial metrics 11 • Gross orders driven by strong Oncology orders • Revenue growth driven by integrated platform of best - in - class hardware, software, and services • Gross margin rate negatively impacted ~100 bps by $11M from tariffs • SG&A driven in large part by ASTRO tradeshow timing and investments in software solutions • R&D driven by continued investments in software, adaptive radiotherapy, and other strategic innovation programs • GAAP EPS includes $22 million benefit from gain on sale of equity investment in Augmenix , slightly offset by $2 million in acquisition - related expenses Note: Unless noted otherwise, all ‘Orders’ reflect Gross Orders and all growth rates are in dollars and year on year. VARIAN $M 1Q FY18 1Q FY19 Y/Y Gross Orders $666 $722 8% Revenues $679 $741 9% Product $366 $400 9% Services $313 $341 9% Gross Margin $303 $316 4% % of Revenues 44.6% 42.7% - 197 bps SG&A $125 $120 - 4% % of Revenues 18.5% 16.3% - 223 bps R&D $56 $61 9% % of Revenues 8.2% 8.2% - 2 bps Operating Earnings $121 $135 11% % of Revenues 17.9% 18.2% 29 bps Diluted EPS ($) ($1.22) $1.12 192% Installed Base ( Linac ) 7,876 8,198 4%

Total company results (non-GAAP)

Key P&L financial metrics

VARIAN

$M	1Q FY18	1Q FY19	Y/Y
Gross Orders	**$666**	**$722**	**8%**
Revenues	**$679**	**$741**	**9%**
Product	$366	$400	9%
Services	$313	$341	9%
Gross Margin	**$304**	**$318**	**5%**
% of Revenues	44.8%	42.9%	-189 bps
SG&A	**$122**	**$137**	**12%**
% of Revenues	18.0%	18.5%	47 bps
R&D	**$56**	**$61**	**9%**
% of Revenues	8.2%	8.2%	-2 bps
Operating Earnings	**$126**	**$120**	**-5%**
% of Revenues	18.6%	16.2%	-234 bps
Diluted EPS ($)	**$1.06**	**$1.06**	**0%**
Installed Base (Linac)	**7,876**	**8,198**	**4%**

Note: Unless noted otherwise, all 'Orders' reflect Gross Orders and all growth rates are in dollars and year on year.

- **Gross orders** driven by strong Oncology orders
- **Revenue** growth driven by integrated platform of best-in-class hardware, software, and services
- **Gross margin** rate negatively impacted ~100 bps by $11M from tariffs
- **SG&A** driven in large part by ASTRO tradeshow timing and investments in software solutions
- **R&D** driven by continued investments in software, adaptive radiotherapy, and other strategic innovation programs
- **Non-GAAP EPS** growth flat; tariffs resulted in an EPS reduction of $0.10 varian

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$- $100 $200 $300 $400 1Q FY18 2Q FY18 3Q FY18 4Q FY18 1Q FY19 - 100% Y/Y Cash Flow from Operations ($M) $0 $50 $100 $150 $200 1Q FY18 2Q FY18 3Q FY18 4Q FY18 1Q FY19 Total Debt ($M) Total company results Key balance sheet and cash flow metrics Cash & Cash Equivalents ($M) $400 $500 $600 $700 $800 $900 1Q FY18 2Q FY18 3Q FY18 4Q FY18 1Q FY19 - 21% Y/Y - 25% Y/Y 13 Oncology DSO (Days) 80 90 100 110 120 1Q FY18 2Q FY18 3Q FY18 4Q FY18 1Q FY19 +5 Days • Cash & cash equivalents of just over $600M and no debt ; maintaining financial flexibility to take advantage of strategic opportunities and grow our business • Cash flow from operations decline driven by an increase in Oncology segment inventory to support 2019 production and by timing of certain accounts receivable collection efforts, offset by moderate improvement in accounts payable  Capital Expenditures of $14 million  Depreciation of $13 million  Amortization of $5 million

• Used $35M to repurchase 320K shares in Q1 • As of the end of the quarter, 3.3M shares remaining under our existing repurchase authorization Organic R&D and Capital Investments • Continued investment in Adaptive Radiotherapy, Flash, and other strategic platforms and solutions Inorganic Mergers & Acquisitions Share Repurchase • Signed two deals with the Noona platform with pharmaceutical companies to conduct post - market prospective clinical trials on patient outcomes Capital allocation priorities Q1 update • Generating strong cash flows and a healthy balance sheet to provide financial flexibility to pursue investments in a systematic way Maintain Financial Flexibility Long - term value creation strategy that includes balancing growth, profitability and liquidity Returning excess cash to shareholders over time 14

Segment Performance

Oncology Systems segment (GAAP)

Key financial metrics

VARIAN

$M	1Q FY18	1Q FY19	Y/Y
Gross Orders	**$620**	**$716**	**16%**
Revenues	**$649**	**$702**	**8%**
Product	$338	$367	8%
Services	$311	$336	8%
Gross Margin	**$301**	**$310**	**3%**
% of Revenues	46.3%	44.1%	-217 bps
Operating Earnings[1]	**$138**	**$124**	**-10%**
% of Revenues	21.3%	17.7%	-361 bps
Installed Base (Linac)	**7,876**	**8,198**	**4%**

Note: Unless noted otherwise, all 'Orders' reflect Gross Orders and all growth rates are in dollars and year on year.

(1) Operating earnings includes an allocation of corporate costs based on relative revenues between the operating segments. The allocated corporate costs excludes certain transactions or adjustments that are considered non-operational in nature, such as restructuring and impairment charges, significant litigation matters and acquisition related items.

- **Gross orders** highest orders growth rate in over a decade and double-digit orders growth across our three geographies
- **Product revenue** growth driven by robust linac system sales and software
- **Services revenue** growth driven by hardware contracts and increased installed base
- **Gross margin** rate negatively impacted ~100 bps by $11M from tariffs varian

16

17 Oncology Systems gross orders by geography AMERICAS 12% Q1 Y/Y 1 (+12% c c) 7% TTM Y/Y 1 (+7% cc ) APAC 25% Q1 Y/Y (+26% cc ) 13% TTM Y/Y (+13% cc ) EMEA 15% Q1 Y/Y (+17% cc ) 16% TTM Y/Y (+14% cc ) (1) In North America, Q1 orders growth of +12% and TTM orders growth of +5%

Proton Solutions segment (GAAP)

Key financial metrics

VARIAN

$M	1Q FY18	1Q FY19	Y/Y
Gross Orders	**$46**	**$5**	**-89%**
Revenues	**$29**	**$38**	**32%**
Product	$27	$34	23%
Services	$2	$5	172%
Gross Margin	**$2**	**$7**	**179%**
% of Revenues	8.0%	16.9%	889 bps
Operating Earnings[1]	**($15)**	**($9)**	**NM**
% of Revenues	-52.2%	-23.0%	2,921 bps

Note: Unless noted otherwise, all 'Orders' reflect Gross Orders and all growth rates are in dollars and year on year.
(1) Operating earnings includes an allocation of corporate costs based on relative revenues between the operating segments. The allocated corporate costs excludes certain transactions or adjustments that are considered non-operational in nature, such as restructuring and impairment charges, significant litigation matters and acquisition related items.

- No new orders for ProBeam systems in the quarter; pipeline remains strong
- **Product revenue** growth driven by the progress made on centers under construction
- **Services revenue** growth driven by increase in centers under service
- **Completed clinical handovers** for one room each at three sites, representing an important future recurring revenue stream
  - **27 operational rooms** of 70 total rooms
  - **10 operational sites** with 13 more sites in progress globally varian

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ProBeam proton therapy system sites Operational Centers Centers Under Development Total Rooms ProBeam Sites Operational R ooms 1 Operational Sites 70 27 10 23 (1) Number of Operational Rooms may not sum up to the total number on the map due to some sites having rooms which are under development. 19

FY 2019 Guidance

Varian consolidated Reaffirming guidance for fiscal year 2019 21 • Guidance considers projected market growth and continued momentum of Varian’s portfolio • Q1 results were generally in line with company expectations • Earnings performance expected to be more heavily weighted toward the back half of the year  Tariff mitigation activities are on track and expected to materially phase in during 2H FY19 • Guidance Assumptions  Non - GAAP effective tax rate of 21% to 22%  Weighted average diluted share count of 92 million  Currency rates as of the beginning of fiscal year 2019  Excludes any future acquisitions (1) Guidance implies the 5% to 8% year on year Revenues range (2) These values are presented on a non - GAAP basis. We have not provided a reconciliation of non - GAAP guidance measures to the corresponding GAAP measures on a forward - looking basis due to potential significant variability and limited visibility of the ex cluded items. (3) Cash Flow is shown on a Total Company basis, including Varex FY17. VARIAN $M FY17 Actual FY18 Actual FY19 Guidance 1 Revenues $2,619 $2,919 $3.06B to $3.15B Y/Y % 1% 11% 5% to 8% Non-GAAP EPS ($) 2 $3.26 $4.42 $4.60 to $4.75 Cash Flow from Operations 3 $399 $455 $460 to $510 15.1% 17.7% 17.0% to 18.0% Non-GAAP Operating Earnings as percent of Revenues 2

FOR INVESTOR USE ONLY In summary, we are… …Driving toward our vision of a world without fear of cancer Delivering on our long - term growth and value creation strategy Growing our net installed base Extending our market - leading, best - in - class product portfolio Becoming a global leader in multi - disciplinary, integrated cancer care solutions • TTM revenue growth of +11%; installed base growth of 322 units (+4%) • Continued momentum with Oncology orders growth of + 16% , highest growth rate in over a decade • Continued investments in innovation with R&D growth of +9% • On track to achieve FY 2019 guidance • Signed two Noona deals with pharmaceutical companies • Made progress on KOL adoption of 360 Oncology • Secured Halcyon approval in China and launched at China Users Meeting with ~10K attendees • Growing global market share with strength across the portfolio of hardware, software and services 22

Appendix

Non - GAAP disclosure 24 Discussion of Non - GAAP Financial Measures This presentation includes the following non - GAAP financial measures derived from our Condensed Consolidated Statements of Earnings : non - GAAP operating earnings, non - GAAP net earnings and non - GAAP net earnings per diluted share . We define non - GAAP operating earnings as operating earnings excluding amortization of intangible assets, certain legal costs, impairment charges, acquisition and integration related expenses and benefits, and gains or losses on equity investments . These measures are not presented in accordance with, nor are they a substitute for U . S . generally accepted accounting principles, or GAAP . In addition, these measures may be different from non - GAAP measures used by other companies, limiting their usefulness for comparison purposes . The non - GAAP financial measures should not be considered in isolation from measures of financial performance prepared in accordance with GAAP . Investors are cautioned that there are material limitations associated with the use of non - GAAP financial measures as an analytical tool . We have provided a reconciliation of each non - GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure . We have not provided a reconciliation of non - GAAP guidance measures to the corresponding GAAP measures on a forward - looking basis due to the potential significant variability and limited visibility of the excluded items discussed below . We utilize a number of different financial measures, both GAAP and non - GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs . We consider the use of the non - GAAP measures to be helpful in assessing the performance of the ongoing operation of our business . We believe that disclosing non - GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance . We also believe that disclosing non - GAAP financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies . Non - GAAP operating earnings and non - GAAP net earnings exclude the following items, except for significant non - recurring tax expense or benefit, which are only excluded from non - GAAP net earnings : Amortization of intangible assets : We do not acquire businesses and assets on a predictable cycle . The amount of purchase price allocated to intangible assets and the term of amortization can vary significantly and are unique to each acquisition or purchase . We believe that excluding amortization of intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies . Acquisition and integration - related expenses and benefits : We incur expenses or benefits with respect to certain items associated with our acquisitions, such as transaction costs, hedging gains and losses, changes in the fair value of contingent consideration liabilities, gain or expense on settlement of pre - existing relationships, integration costs, breakup fees etc . We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our on - going business . Gains or losses on equity investments : We may incur gains or losses from the sale of our equity investments in privately - held companies . We do not trade equity investments, and we do not plan on these investments for funding of ongoing operations . We exclude such gains or losses because we do not believe they are reflective of our core business . Impairment charges : We incur impairment charges that result from events, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our on - going business . Although these events are reflected in our GAAP financials, these unique transactions may limit the comparability of our on - going operations with prior and future periods . Significant litigation charges or benefits and legal costs : We may incur charges or benefits as well as legal costs from time to time related to litigation and other contingencies . We exclude these charges or benefits, when significant, as well as legal costs associated with significant legal matters, because we do not believe they are reflective of on - going business and operating results . Significant non - recurring tax expense or benefit : We may incur significant tax expense or benefit as a result of tax legislation and/or a change in judgment about the need for a valuation allowance that are generally unrelated to the level of business activity in the period in which these tax effects are reported . We exclude such expenses or benefits from our non - GAAP net earnings because we believe they do not accurately reflect the underlying performance of our continuing business operations . We apply our GAAP consolidated effective tax rate to our non - GAAP financial measures, other than when the underlying item has a materially different tax treatment .

GAAP to non-GAAP reconciliation

THE FOLLOWING TABLE RECONCILES GAAP AND NON-GAAP FINANCIAL MEASURES

Dollars and shares in millions, except for share amounts	1Q FY18	2Q FY18	3Q FY18	4Q FY18	1Q FY19
Non-GAAP adjustments					
Amortization of intangible assets[(1)]	$3.1	$3.5	$4.1	$4.8	$4.2
Acquisition-related expenses [(2)]	1.5	19.7	12.7	2.5	2.4
Gain on equity investment [(3)]	-	-	-	-	(22.0)
Impairment charges	-	11.1	11.0	0.3	-
Litigation charge	-	-	-	-	0.9
Other	-	0.1	0.2	0.6	-
Total non-GAAP adjustments to operating earnings	4.6	34.4	28.0	8.2	(14.5)
Tax effects of non-GAAP adjustments	(1.0)	(7.1)	(5.6)	(2.3)	3.8
Significant effects of tax legislation [(4)]	207.1	6.2	1.6	(7.1)	2.3
Changes in deferred tax related to an acquisition [(5)]	-	-	-	(8.0)	2.5
Total net earnings (loss) impact from non-GAAP adjustments	$210.7	$33.5	$24.0	($9.2)	($5.9)
Operating earnings reconciliation					
GAAP operating earnings	$121.4	$94.3	$91.5	$134.4	$134.7
Total operating earnings impact from non-GAAP adjustments	4.6	34.4	28.0	8.2	(14.5)
Non-GAAP operating earnings	$126.0	$128.7	$119.5	$142.6	$120.2
Net earnings (loss) and net earnings (loss) per diluted share reconciliation					
GAAP net (loss) earnings from attributable to Varian	($112.3)	$73.2	$72.6	$116.4	$103.2
Total net earnings (loss) impact from non-GAAP adjustments	210.7	33.5	24.0	(9.2)	(5.9)
Non-GAAP net earnings attributable to Varian	$98.4	$106.7	$96.6	$107.2	$97.3
GAAP net (loss) earnings per share - diluted	($1.22)	$0.79	$0.79	$1.26	$1.12
Non-GAAP net earnings per share - diluted	$1.06	$1.15	$1.04	$1.16	$1.06
Shares used in computing GAAP net earnings per diluted share	91.6	92.6	92.5	92.2	92.0
Shares used in computing non-GAAP net earnings per diluted share	92.7	92.6	92.5	92.2	92.0

(1) Includes $1.2 million, $1.5 million, $1.9 million, $1.9 million, and $1.9 million respectively, in cost of revenues for the periods presented.
(2) Primarily includes the loss related to hedging the anticipated Australian dollar purchase price for Sirtex Medical Limited of $16.4 million in the second quarter and $13.3 million in the third quarter of 2018, partially offset by the net $9.0 million Sirtex breakup fee in the third quarter of 2018.
(3) Represents the gain on the sale of our investment in Augmenix.
(4) Represents the tax effect of a change in law related to the U.S. Tax Cuts and Jobs Act. The corporate rate reduction resulted in a remeasurement of our deferred tax assets of $37.8 million in the first quarter, $2.5 million in the second quarter, $1.6 million in the third quarter, and $1.4 million in the fourth quarter of fiscal year 2018. The mandatory deemed repatriation of unremitted foreign earnings resulted in an estimated charge of $169.3 in the first quarter, $3.7 million in the second quarter, no change in the third quarter, a benefit of $8.5 million in the fourth quarter of fiscal year 2018, and an estimated charge of $2.3 million in the first quarter of fiscal year 2019.
(5) In the fourth quarter of fiscal year 2018, this represents the benefit to income tax expense due to the partial release of a valuation allowance as a result of an acquisition. In the first quarter of fiscal year 2019, this represents the charge to income tax expense due to the increase of a valuation allowance as a result of an acquisition.

25

Total revenues by sales classification 26 CC – Constant currency $M 1Q FY18 2Q FY18 3Q FY18 4Q FY18 1Q FY19 Product revenues $365.6 $393.8 $365.0 $445.5 $400.2 Y/Y 18% 8% 14% 11% 9% Service revenues $312.9 $336.1 $344.1 $356.1 $340.8 Y/Y 7% 13% 10% 11% 9% Total revenues $678.5 $729.9 $709.1 $801.6 $741.0 Y/Y 13% 10% 12% 11% 9% Y/Y – CC 11% 6% 10% 12% 10% Product revenues as a percentage of total revenues 54% 54% 51% 56% 54% Service revenues as a percentage of total revenues 46% 46% 49% 44% 46%

Total revenues by product type 27 CC – Constant currency $M 1Q FY18 2Q FY18 3Q FY18 4Q FY18 1Q FY19 1Q Y/Y Hardware $320.4 $341.7 $314.6 $389.9 $347.2 8% Oncology Systems $293.1 $311.6 $276.5 $350.3 $313.6 7% Proton Solutions $27.3 $30.1 $38.1 $39.6 $33.6 23% Software $115.1 $126.7 $125.1 $132.3 $131.2 14% Oncology Systems $115.1 $126.7 $125.1 $128.5 $131.2 14% Proton Solutions - - - $3.8 - 0% Service $243.0 $261.5 $269.4 $279.4 $262.6 8% Oncology Systems $241.2 $259.7 $265.6 $276.8 $257.7 7% Proton Solutions $1.8 $1.8 $3.8 $2.6 $4.9 172% Total revenues $678.5 $729.9 $709.1 $801.6 $741.0 9% Y/Y – CC 10% Hardware as a percentage of total revenues 47% 47% 44% 49% 47% Software as a percentage of total revenues 17% 17% 18% 16% 18% Service as a percentage of total revenues 36% 36% 38% 35% 35%

Total revenues by region 28 CC – Constant currency $M 1Q FY18 2Q FY18 3Q FY18 4Q FY18 1Q FY19 Americas revenues $356.7 $340.2 $342.6 $397.4 $350.4 Y/Y 20% - % 2% 8% - 2% Y/Y – CC 20% - 1% 2% 8% - 2% EMEA revenues $193.0 $253.8 $229.7 $266.3 $251.0 Y/Y 5% 37% 35% 21% 30% Y/Y – CC - 2% 23% 28% 22% 33% APAC revenues $128.8 $135.9 $136.8 $137.9 $139.6 Y/Y 8% - % 8% 4% 8% Y/Y – CC 10% - 3% 6% 5% 10% Total revenues $678.5 $729.9 $709.1 $801.6 $741.0 Y/Y 13% 10% 12% 11% 9% Y/Y – CC 11% 6% 10% 12% 10%

Total Oncology Systems revenues by sales classification 29 CC – Constant currency $M 1Q FY18 2Q FY18 3Q FY18 4Q FY18 1Q FY19 Product revenues $338.3 $363.7 $326.9 $402.1 $366.6 Y/Y 20% 9% 29% 15% 8% Y/Y – CC 18% 7% 26% 15% 9% Service revenues $311.1 $334.3 $340.3 $353.5 $335.9 Y/Y 8% 13% 10% 11% 8% Y/Y – CC 6% 11% 7% 12% 9% Total revenues $649.4 $698.0 $667.2 $755.6 $702.5 Y/Y 14% 10% 18% 13% 8% Y/Y – CC 12% 6% 16% 14% 9% Product as a percentage of total Oncology Systems revenues 52% 52% 49% 53% 52% Service as a percentage of total Oncology Systems revenues 48% 48% 51% 47% 48% Oncology Systems revenues as a percentage of total revenues 96% 96% 94% 94% 95%

Total Oncology Systems revenues by region 30 CC – Constant currency $M 1Q FY18 2Q FY18 3Q FY18 4Q FY18 1Q FY19 Americas revenues $337.4 $321.2 $323.2 $369.5 $330.8 Y/Y 16% - 3% 13% 6% - 2% Y/Y – CC 16% - 3% 13% 7% - 2% EMEA revenues $183.5 $241.2 $208.5 $250.0 $234.5 Y/Y 9% 44% 32% 27% 28% Y/Y – CC 2% 29% 24% 28% 31% APAC revenues $128.5 $135.6 $135.5 $136.1 $137.2 Y/Y 15% 2% 13% 9% 7% Y/Y – CC 17% - % 11% 10% 8% Total revenues $649.4 $698.0 $667.2 $755.6 $702.5 Y/Y 14% 10% 18% 13% 8% Y/Y – CC 12% 6% 16% 14% 9%

Total Proton Solutions revenues by sales classification 31 $M 1Q FY18 2Q FY18 3Q FY18 4Q FY18 1Q FY19 Product revenues $27.3 $30.1 $38.1 $43.4 $33.6 Y/Y 2% 0% - 43% - 12% 23% Service revenues $1.8 $1.8 $3.8 $2.6 $4.9 Y/Y - 49% 61% 95% - 23% 172% Total revenues $29.1 $31.9 $41.9 $46.0 $38.5 Y/Y - 4% 2% - 39% - 12% 32% Proton Solutions revenues as a percentage of total revenues 4% 4% 6% 6% 5%

Oncology Systems gross orders by region 32 CC – Constant currency $M 1Q FY18 2Q FY18 3Q FY18 4Q FY18 1Q FY19 Americas orders $299.5 $341.4 $362.9 $505.7 $335.9 Y/Y 2% 2% 9% 6% 12% Y/Y – CC 2% 2% 9% 6% 12% EMEA orders $190.4 $199.3 $259.1 $360.8 $218.3 Y/Y 19% 11% 27% 14% 15% Y/Y – CC 13% - % 21% 15% 17% APAC orders $130.0 $123.4 $141.3 $200.1 $162.3 Y/Y 6% 3% - 7% 31% 25% Y/Y – CC 6% 1% - 9% 33% 26% Total orders $619.9 $664.1 $763.3 $1,066.6 $716.5 Y/Y 7% 5% 11% 13% 16% Y/Y – CC 6% 1% 9% 14% 17%

Our promise 33 People powering victories Imagine a world without fear of cancer. We do, every day. We innovate new technologies for treating cancer and for connecting clinical teams to advance patient outcomes. Through ingenuity we inspire new victories and empower people in the fight against cancer. We are Varian.